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                                                                    EXHIBIT 10.2

                                                               Execution Version

                               SECURITY AGREEMENT
                                   (GUARANTOR)

                  This SECURITY AGREEMENT (this "Agreement"), entered into as of April 18, 2003, is executed and delivered by and among SHOE PAVILION, INC., a Delaware corporation ("Debtor"), in favor of WELLS FARGO RETAIL FINANCE, LLC, a Delaware limited liability company ("Lender"), in light of the following:

                  WHEREAS, Shoe Pavilion Corporation, a Washington corporation ("Borrower"), and Lender are entering into that certain Loan and Security Agreement of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "Loan Agreement");

                  WHEREAS, Debtor is entering into that certain General Continuing Guaranty, of even date herewith, in favor of Lender (the "Guaranty"), respecting the obligations of Borrower owing to Lender and the Bank Product Providers under the Loan Agreement;

                  WHEREAS, Debtor desires to secure its obligations under the Loan Documents to which it is party (including the Guaranty) by granting to Lender, for the benefit of itself and the Bank Product Providers, security interests in the Collateral as set forth herein; and

                  WHEREAS, Debtor is an Affiliate of Borrower, and will benefit by virtue of the financial accommodations from Lender to Borrower.

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, Lender and Debtor agree as follows:

         1.       DEFINITIONS AND CONSTRUCTION.

                  1.1 Definitions. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. As used in this Agreement, the following terms shall have the following definitions:

                  "Account" means any "account" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

                  "Additional Documents" shall have the meaning set forth in
Section 2.4(c) of this Agreement.

                  "Agreement" means this Security Agreement and any extensions, riders, supplements, notes, amendments, or modifications to or in connection with this Security Agreement.

                  "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as amended, and any successor statute.

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                  "Books" means the Debtor's now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

                  "Borrower" has the meaning set forth in the recitals of this Agreement.

                  "Code" means the California Uniform Commercial Code as in effect from time to time.

                  "Collateral" means all of Debtor's now owned or hereafter acquired right, title, and interest in and to each of the following: all of its Accounts; all of its commercial tort claims; all of its Books; all of its Deposit Accounts; all of its Equipment; all of its General Intangibles; all of its Inventory; all of its Investment Property (including all securities and Securities Accounts); all of its Negotiable Collateral; any money, or other assets of Debtor which now or hereafter come into the possession, custody, or control of Lender; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Deposit Accounts, commercial tort claims, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, Real Property, money, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

                  "Commercial Tort Claim Assignment" has the meaning set forth in Section 2.4(b) of this Agreement.

                  "Control Agreement" means a control agreement, in form and substance reasonably satisfactory to Lender, executed and delivered by Debtor, Lender, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

                  "Debtor" has the meaning set forth in the preamble to this Agreement.

                  "Deposit Account" means any "deposit account" (as that term is defined in the Code).

                  "Equipment" means "equipment" (as that term is defined in the Code), and includes machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), computer hardware, tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

                  "General Intangibles" means "general intangibles" (as that term is defined in the Code) (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information

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contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Deposit Accounts, Investment Property, and Negotiable Collateral.

                  "Guaranty" has the meaning set forth in the recitals to this Agreement.

                  "Inventory" means "inventory" (as that term is defined in the Code).

                  "Investment Property" means "investment property" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

                  "Lender" has the meaning set forth in the preamble to this Agreement.

                  "Lender's Liens" means the Liens granted by Debtor to Lender under this Agreement or the other Loan Documents to which Debtor is a party.

                  "Loan Agreement" has the meaning set forth in the recitals to this Agreement.

                  "Negotiable Collateral" means letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

                  "Real Property" means any estates or interests in real property now owned or hereafter acquired by Debtor.

                  "Record" means information that is inscribed on a tangible medium and is retrievable in perceivable form.

                  "Secured Obligations" means all liabilities, obligations, or undertakings owing by Debtor to Lender or any Bank Product Provider of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, the Loan Agreement, this Agreement, or any of the other Loan Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, fees (including attorneys fees), and expenses (including interest, costs, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued) and any and all other amounts which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

                  "Voidable Transfer" has the meaning set forth in Section 11.8 to this Agreement.

                  1.2 Code. Any terms used in this Agreement which are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

                  1.3 Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof,"

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"herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to the repayment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than (a) contingent indemnification Secured Obligations, (b) any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of this Agreement or any other Loan Document, and (c) Secured Obligations in respect of Letters of Credit that have been cash collateralized in an amount equal to 105% of the then extant Letter of Credit Usage. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of Debtor and supplemental rights and remedies in favor of Lender, in each case in respect of the Collateral, shall not be deemed a conflict with the Loan Agreement.

                  1.4 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

         2.       CREATION OF SECURITY INTEREST.

                  2.1 Grant of Security Interest. Debtor hereby grants to Lender for the benefit of itself and the Bank Product Providers, a continuing security interest in all of its right, title, and interest in all currently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all of the Secured Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Debtor of Debtor's covenants and duties under the Loan Documents. Lender's Liens in and to the Collateral shall attach to all Collateral without further act on the part of Lender or Debtor. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, Debtor has no authority, express or implied, to dispose of any item or portion of the Collateral.

                  2.2 Negotiable Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Lender's security interest is dependent on or enhanced by possession,

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Debtor, promptly upon the request of Lender, shall endorse and assign such
Negotiable Collateral to Lender and deliver physical possession of such Negotiable Collateral to Lender.

                  2.3 Collection of Accounts, General Intangibles, Negotiable Collateral. At any time after the occurrence and during the continuation of an Event of Default, Lender or Lender's designee may (a) notify Account Debtors of Debtor that the Accounts, chattel paper, or General Intangibles have been assigned to Lender or that Lender has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles directly and charge the reasonable and actual out-of-pocket collection costs and expenses to the Loan Account. Debtor agrees that it will hold in trust for Lender, as Lender's trustee, any Collections that it receives and promptly will deliver said Collections to Lender or a Cash Management Bank in their original form as received by Debtor.

                  2.4 Filing of Financing Statements; Commercial Tort Claims; Delivery of Additional Documentation Required. (a) Debtor authorizes Lender to file any financing statement necessary or reasonably desirable to effectuate the transactions contemplated herein and by the Loan Documents, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of Debtor where permitted by applicable law. Debtor hereby ratifies the filing of any financing statement filed without the signature of Debtor prior to the date hereof.

                           (b)      If Debtor acquires any commercial tort
claims after the date hereof, or with respect to which a written claim or other litigation has been commenced, Debtor shall promptly (but in any event within 3 Business Days after such acquisition) deliver to Lender a written description of such commercial tort claim and shall deliver a written agreement, in form and substance satisfactory to Lender, pursuant to which Debtor shall pledge and collaterally assign all of its right, title and interest in and to such commercial tort claim to Lender, as security for the Secured Obligations (a "Commercial Tort Claim Assignment").

                           (c)      At any time upon the request of Lender,
Debtor shall execute or deliver to Lender, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, Commercial Tort Claim Assignments, endorsements of certificates of title, and all other documents (collectively, the "Additional Documents") that Lender may request in its Permitted Discretion, in form and substance reasonably satisfactory to Lender, to create, perfect, and continue perfected or to better perfect the Lender's Liens in the assets of Debtor (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Lender in any Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, Debtor authorizes Lender to execute any such Additional Documents in Debtor's name and authorizes Lender to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Lender shall reasonably request, Debtor shall (i) provide Lender with a report of all new registered patents, copyrights or trademarks of Debtor, (ii) unless Debtor, in its commercially reasonable judgment, decides otherwise, cause all material patents, copyrights, and trademarks acquired or generated by Debtor that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with

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such appropriate filing office in a manner sufficient to impart constructive notice of Debtor's ownership thereof, and (iii) cause to be prepared, executed, and delivered to Lender supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

                  2.5 Power of Attorney. Debtor hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender officers, employees, or agents designated by Lender) as Debtor's true and lawful attorney, with power to: (a) if Debtor refuses to, or fails timely to execute and deliver any of the documents described in Section 2.4, sign the name of Debtor on any of the documents described in Section 2.4; (b) at any time that an Event of Default has occurred and is continuing, sign Debtor's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors; (c) send requests for verification of Accounts; (d) endorse Debtor's name on any Collection item that may come into Lender's possession; (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under Debtor's policies of insurance and make all determinations and decisions with respect to such policies of insurance; and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms which Lender determines to be reasonable, and Lender may cause to be executed and delivered any documents and releases which Lender determines to be necessary. The appointment of Lender as Debtor's attorney, and each and every one of Lender's rights and powers, being coupled with an interest, is irrevocable until, and shall terminate when, all of the Secured Obligations have been fully and finally repaid and performed and Lender's obligation to extend credit under the Loan Agreement is terminated.

                  2.6 Right to Inspect. Lender (through any of its officers, employees, or agents) shall have the right from time to time hereafter to inspect the Books and make copies or abstracts thereof and to check, test, and appraise the Collateral in order to verify Debtor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral.

                  2.7 Control Agreements. Debtor agrees that it will not, and will not permit its Subsidiaries to, transfer assets out of any of their Deposit Accounts or Securities Accounts; provided, however, that so long as no Event of Default has occurred and is continuing or would result therefrom, Debtor may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement or the other Loan Documents and, if the transfer is to another bank or securities intermediary, so long as Debtor, Lender, and the substitute bank or securities intermediary have entered into a Control Agreement. Debtor agrees that it will and will cause its Subsidiaries to take any or all reasonable steps that Lender requests in order for Lender to obtain control in accordance with Sections 9-104, 9-105, 9-106, and 9-107 of the Code with respect to any of its or their Securities Accounts, Deposit Accounts, electronic chattel paper, Investment Property, and letter-of-credit rights. No arrangement contemplated hereby or by any Control Agreement in respect of any Deposit Account, Securities Account or other Investment Property shall be modified by Debtor without the prior written consent of Lender. Upon the occurrence and during the continuance of an Event of Default, Lender may notify any bank or securities intermediary to liquidate the applicable Deposit Account or Securities Account or any related

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Investment Property maintained or held thereby and remit the proceeds thereof to the Lender's Account.

         3. REPRESENTATIONS AND WARRANTIES. Debtor makes the representations and warranties which are set forth in Section 5 of the Loan Agreement as if Debtor were a party thereto.

         4. AFFIRMATIVE COVENANTS. Debtor shall comply with each of the affirmative covenants which are set forth in Section 6 of the Loan Agreement as if Debtor were a party thereto.

         5. NEGATIVE COVENANTS. Debtor shall comply with each of the negative covenants which are set forth in Section 7 of the Loan Agreement as if Debtor were a party thereto.

         6.       LENDER'S RIGHTS AND REMEDIES.

                  6.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, the security hereby constituted shall become enforceable and, in addition to all other rights and remedies available to Lender as provided hereafter, Lender may, at its election, without notice of its election and without demand, do any one or more of the following (subject to applicable law), all of which are authorized by Debtor:

                           (a)      Proceed directly and at once, without
notice, against Debtor to collect and recover the full amount or any portion of the Secured Obligations, without first proceeding against any Borrower, or against any security or collateral for the Secured Obligations;

                           (b)      Without notice to Debtor and regardless of
the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Secured Obligations (i) any indebtedness due or to become due from Lender to Debtor and (ii) any moneys, credits or other property belonging to Debtor at any time held by or coming into the possession of Lender;

                           (c)      Exercise in respect of the Collateral, in
addition to other rights and remedies provided for herein and in the Guaranty or otherwise available to it, all the rights and remedies available to it at law (including those of a secured party under the Code) or in equity;

                           (d)      Settle or adjust disputes and claims
directly with Account Debtors for amounts and upon terms which Lender considers advisable, and in such cases, Lender will credit the Loan Account with only the net amounts received by Lender in payment of such disputed Accounts after deducting all Lender Expenses actually incurred or expended in connection therewith;

                           (e)      Cause Debtor to hold all returned Inventory
in trust for Lender, segregate all returned Inventory from all other property of Debtor or in Debtor's possession and conspicuously label said returned Inventory as the property of Lender for the benefit thereof;

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                           (f)      Without notice or demand upon Debtor, make
such payments and do such acts as Lender considers necessary or reasonable to protect its security interest in the Collateral. Debtor agrees to assemble the Collateral if Lender so requires, and to make the Collateral available to Lender as Lender may designate. Debtor authorizes Lender to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Lender's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of the Debtor's owned premises, Debtor hereby grants Lender a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Lender's rights or remedies provided herein, at law, in equity, or otherwise;

                           (g)      Ship, reclaim, recover, store, finish,
maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Lender is hereby granted a license or other right to use, without charge, Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of advertising for sale and selling any Collateral, and Debtor's rights under all licenses and all franchise agreements shall inure to Lender benefit;

                           (h)      Sell all or any part of the Collateral at
either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Debtor's premises) as Lender determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

                           (i)      Lender shall give notice of the disposition
of the Collateral as follows:

                                    (i)      Lender shall give Debtor a notice
         in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made; and

                                    (ii)     The notice shall be personally
         delivered or mailed, postage prepaid, to Debtor as provided in Section 9, at least ten (10) days before the earliest time of disposition set forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                           (j)      Lender may credit bid and purchase at any
public sale;

                           (k)      Lender may seek the appointment of a
receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver or keeper without the requirement of prior notice or a hearing;

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                           (l)      Lender, on behalf of itself and the Bank
Product Providers, shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document; and

                           (m)      Any deficiency that exists after disposition
of the Collateral as provided above will be paid immediately by the Debtor. Any excess will be promptly returned, without interest and subject to the rights of third Persons, by Lender to Debtor.

                  6.2 Remedies Cumulative. Lender's rights and remedies under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default on Debtor's part shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it.

         7. TAXES AND EXPENSES REGARDING THE COLLATERAL. If Debtor fails to pay any monies (whether taxes, rents, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Lender, in its sole discretion and without prior notice to Debtor, may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in the Loan Account as Lender deems necessary to protect Lender from the exposure created by such failure; or (c) in the case of the failure to comply with Section 6.8 of the Loan Agreement, obtain and maintain insurance policies insuring Debtor's ownership and use of the Collateral, and take any action with respect to such policies as Lender deems prudent. Any such amounts paid by Lender shall constitute Lender Expenses, shall immediately become additional Secured Obligations, shall bear interest at the applicable rate described in the Loan Document, and shall be secured by the Collateral. Any payments made by Lender shall not constitute an agreement by Lender to make similar payments in the future or a waiver by Lender of any Event of Default under this Agreement. Lender need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance, or lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing. Lender shall use its best efforts to provide notice to Debtor of any action taken by it under this Section 7.

         8.       WAIVERS; INDEMNIFICATION.

                  8.1 Demand; Protest; etc. Debtor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Lender on which Debtor may in any way be liable.

                  8.2 Lender's Liability for Collateral. Debtor hereby agrees that: (a) so long as the Lender complies with its obligations, if any, under the Code and no willful misconduct or gross negligence occurs, Lender shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral; (ii) any loss or damage thereto occurring or

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arising in any manner or fashion from any cause; (iii) any diminution in the value thereof; or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person. All risk of loss, damage, or destruction of the Collateral shall be borne by Debtor, except as otherwise proscribed in the preceding sentence.

                  8.3 Indemnification. Debtor shall pay, indemnify, defend, and hold the Lender-Related Person and each Participant (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement or the transactions contemplated hereby or the monitoring of Debtor's and its Subsidiaries' compliance with the terms of the Loan Documents, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, Debtor shall have no obligation to any Indemnified Person under this Section 8.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Secured Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Debtor was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Debtor with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

         9. NOTICES. All notices and other communications hereunder to Lender shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement and all notices and other communications hereunder to Debtor shall be in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Loan Agreement.

         10. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. DEBTOR AND LENDER AGREE THAT THE PROVISIONS IN THE LOAN AGREEMENT WITH RESPECT TO CHOICE OF LAW AND VENUE AND JURY TRIAL WAIVER ARE APPLICABLE TO THIS AGREEMENT AS IF FULLY SET FORTH HEREIN.

         11.      GENERAL PROVISIONS.

                  11.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Debtor and accepted and executed by Lender.

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                  11.2     Successors and Assigns. This Agreement shall bind and
inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that Debtor may not assign this Agreement or any rights or duties hereunder without Lender's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Lender shall release Debtor from its Secured Obligations. Lender may assign this Agreement and its rights and duties hereunder and no consent or approval by Debtor is required in connection with any such assignment. Lender reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in its rights and benefits hereunder. In connection therewith, Lender may disclose all documents and information which Lender now or hereafter may have relating to Debtor or Debtor's business. To the extent that Lender assigns its rights and obligations to a third Person, Lender thereafter shall be released from such assigned obligations to Debtor and such assignment shall effect a novation between Debtor and such third Person.

                  11.3 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

                  11.4 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

                  11.5 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

                  11.6 Amendments in Writing. This Agreement can only be amended by a writing signed by Lender and Debtor.

                  11.7 Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

                  11.8 Revival and Reinstatement of Obligations. If the incurrence or payment of the Secured Obligations by Debtor or the transfer by Debtor to Lender of any property of Debtor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Lender related thereto, the liability of Debtor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

                            [signature page follows]

                                                               Execution Version

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SHOE PAVILION, INC.,
a Delaware corporation

By: /s/ John D. Hellmann
   -----------------------------
Name: John D. Hellmann
     ---------------------------
Title: Vice President, CFO
      --------------------------

WELLS FARGO RETAIL FINANCE, LLC,
a Delaware limited liability company

By: /s/ Patrick J. Norton
   -----------------------------
Name: Patrick J. Norton
     ---------------------------
Title: Senior Vice President
      --------------------------

                [SIGNATURE PAGE TO GUARANTOR SECURITY AGREEMENT]